     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

     If you have sold all your shares in Empresa Nacional de Electricidad S.A. (the 'COMPANY' or 'ENDESA-CHILE'), please send this Form together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale was effected for transmission to the Purchaser.

     This document should be read in conjunction with the U.S. Offer to Purchase dated February 25, 1999 (the 'U.S. OFFER TO PURCHASE') and the Supplement thereto dated April 19, 1999 (the 'SUPPLEMENT'). The definitions used in the U.S. Offer to Purchase apply in this revised or the original Form of Acceptance (the 'FORM'). All terms and conditions contained in the U.S. Offer to Purchase applicable to the U.S. Offer (as defined in the U.S. Offer to Purchase as modified by the Supplement) for Shares are deemed to be incorporated in and form part of this Form.

                               FORM OF ACCEPTANCE
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                     EMPRESA NACIONAL DE ELECTRICIDAD S.A.
                     PURSUANT TO THE U.S. OFFER TO PURCHASE
                            DATED FEBRUARY 25, 1999
                                      AND
                             THE SUPPLEMENT THERETO
                              DATED APRIL 19, 1999
                                       BY
                       DUKE ENERGY INTERNATIONAL, L.L.C.
                     A WHOLLY-OWNED, INDIRECT SUBSIDIARY OF
                            DUKE ENERGY CORPORATION

THE U.S. OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT
12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, APRIL 29, 1999, UNLESS
                          THE U.S. OFFER IS EXTENDED.

                   THE RECEIVING AGENT FOR THE U.S. OFFER IS:
                        HARRIS TRUST COMPANY OF NEW YORK

           By Mail:               By Hand or Overnight Courier:
     Wall Street Station                  88 Pine Street
        P.O. Box 1023                       19th Floor
New York, New York 10268-1023        New York, New York 10005

                          For Confirmation Telephone:
                                 (212) 701-7624
     Completed Forms of Acceptance, accompanied by Titulo(s), a duly signed Traspaso with the number of Shares in blank and a power of attorney to complete the Traspaso and all other documents of title and transfer, may also be delivered by hand to Banchile Corredores de Bolsa at Agustinas 975, 2nd Floor, Santiago de Chile.
     DELIVERY OF THIS FORM OF ACCEPTANCE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS FORM OF ACCEPTANCE TO A BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE RECEIVING AGENT.
     THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ACCEPTANCE SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ACCEPTANCE IS COMPLETED.
     THIS FORM OF ACCEPTANCE IS TO BE USED ONLY FOR TENDERING SHARES (AS DEFINED BELOW). DO NOT USE THIS FORM OF ACCEPTANCE FOR TENDERING ADSs.
     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED AND NOT PROPERLY WITHDRAWN THEIR SHARES PURSUANT TO THE U.S. OFFER ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE, SUBJECT TO THE CONDITIONS OF THE U.S. OFFER, THE INCREASED OFFER PRICE OF CHILEAN PESOS 275 PER SHARE, IF THE SHARES ARE ACCEPTED FOR PAYMENT AND PAID FOR BY PURCHASER PURSUANT TO THE U.S. OFFER.

                  ACTION TO BE TAKEN TO ACCEPT THE U.S. OFFER

     Please read the detailed instructions on how to complete this Form. This Form should only be used to accept the U.S. Offer if you are a registered holder of Shares of Endesa-Chile (the 'SHARES') and you are not a Chilean Person or holding shares for a Chilean Person. Shares beneficially owned or held of record by persons who are Chilean Persons cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer. If you are a holder of American Depositary Shares ('ADSs'), you will receive and should complete an ADS Letter of Transmittal and related documents in accordance with the instructions set out therein. If you wish to accept the U.S. Offer, send the completed and signed Form, together with (i) Titulo(s) evidencing ownership of Shares or a certificate from the Deposito Central de Valores (the 'DCV') evidencing the number of Shares held on deposit at the DCV, (ii) a duly signed Traspaso stock transfer (Exhibit 1) with the number of Shares IN BLANK and a power of attorney to complete such Traspaso and, in the case of Shares held on deposit at the DCV, a letter to the DCV instructing the DCV to perform a book-entry transfer in favor of Duke Energy International, L.L.C. or its designee (the 'PURCHASER'), to Harris Trust Company of New York (the 'RECEIVING AGENT'), at the address set forth on the front of this Form or to Banchile Corredores de Bolsa ('BANCHILE') at Agustinas 975, 2nd Floor, Santiago de Chile, as soon as possible and in any event so as to arrive not later than 12:00 midnight, New York City time, on Thursday, April 29, 1999, unless the U.S. Offer is extended. SHARES SUBMITTED TO BANCHILE MAY NOT BE MAILED AND MUST BE DELIVERED BY HAND.

     If your Titulo(s) and other documentation are not readily available or are lost, this Form should nevertheless be completed, signed and returned as stated above so as to arrive not later than 12:00 midnight, New York City time, on Thursday, April 29, 1999, unless the U.S. Offer is extended.

     Your acceptance of the U.S. Offer is on the terms and subject to the conditions contained in the U.S. Offer to Purchase, as amended and supplemented by the Supplement, and in this Form. In the event of an inconsistency between the terms and procedures in the Form, the U.S. Offer to Purchase and the Supplement, the terms and procedures in the U.S. Offer to Purchase, as modified by the Supplement shall govern. Please contact the Information Agent at (888) 750-5834 or (212) 750-5833 to discuss any inconsistency.

                      DO NOT DETACH ANY PART OF THIS FORM

     If you have any questions as to how to complete this Form, please contact the Information Agent at (888) 750-5834 or (212) 750-5833.

INSTRUCTIONS

     If you wish to accept the U.S. Offer you should:

          (i) complete and sign this Form in accordance with the instructions set out below;

          (ii) forward or hand deliver this Form, together with Titulo(s) evidencing ownership of Shares or a certificate from the DCV evidencing the number of Shares held on deposit in the case of Shares held at the DCV, a duly signed Traspaso with the number of Shares IN BLANK and a power of attorney to complete such Traspaso and, in the case of Shares held on deposit at the DCV, a letter to the DCV instructing the DCV to perform a book-entry transfer in favor of the Purchaser, to the Receiving Agent at the address set forth on the front of this Form or to Banchile at Agustinas 975, 2nd Floor, Santiago de Chile (HAND DELIVERY ONLY); and

          (iii) ensure that they are sent so that they arrive or are delivered at the address of the Receiving Agent or of Banchile not later than 12:00 midnight, New York City time, on Thursday, April 29, 1999, unless the U.S. Offer is extended.

POWER OF ATTORNEY

     By accepting this U.S. Offer, signing this Form and delivering both the Titulo(s) and a duly signed Traspaso with the number of Shares being offered for acceptance by the Purchaser IN BLANK you will be granting a special irrevocable power of attorney to the Receiving Agent and to Banchile authorizing either one of them to fill in such blank with: (i) the total number of Shares you indicate in this Form if following the Expiration Date Shares and ADSs representing in the aggregate less than 602,828,970

Shares are tendered and accepted for purchase by the Purchaser; or otherwise
(ii) such number of Shares as the Purchaser may determine by following the rules on proration set out in the U.S. Offer to Purchase if, on the Expiration Date, your Shares are eligible for proration in accordance with such rules. By signing this Form you hereby grant this irrevocable commercial power of attorney in the understanding that it is being granted in the interest of both the principal and the attorney in fact and that the attorney in fact shall not be liable for rendering of accounts or any other obligations to the principal.

NEGATIVE COVENANT

     By signing this Form, you agree that until the Expiration Date you will not sell, transfer, assign, pledge or in any other way dispose of or encumber the Shares tendered hereby.

HOW TO COMPLETE THIS FORM                      PLEASE COMPLETE IN BLOCK CAPITALS
--------------------------------------------------------------------------------

1. THE U.S. OFFER

     To accept the U.S. Offer, write in Box 1 the total number of Shares for which you wish to accept the U.S. Offer. If no number, or a number greater than your entire holding of Shares, is written in Box 1 and you have signed Box 2, you will be deemed to have written the number of Shares comprised in, and to have accepted the U.S. Offer in respect of, your entire registered holding of Shares. TO ACCEPT THE U.S. OFFER, COMPLETE BOXES 1 AND 3 AND, IF APPLICABLE, BOX 4, AND SIGN BOX 2 BELOW.


           -------------------------------
                        BOX 1

           -------------------------------



               -----------------------
                        SHARES


           -------------------------------

2. SIGNATURES

     You must execute Box 2 and, in the case of a joint holding, arrange for the designated common representative or, otherwise, all other joint holders to do likewise.

     In the case of Joint Holders, all must sign. All signatures must be witnessed.

     A witness should be a stockbroker, a Notary Public or two individuals over 18 and must not be a joint holder.

     If you sign in a capacity other than that of a registered holder (e.g., under a Power of Attorney), please state the capacity in which you sign and send together with this Form an authorized copy of the Power of Attorney.

SIGN HERE TO ACCEPT THE U.S. OFFER
                                                      BOX 2

                                                                 Execution by a company
                                                                 Executed and delivered as a deed of
Execution by Individuals
Signed and delivered as a deed by
In the presence
                                                                 by

------------------------------------------------------------
(NAME OF RECORD HOLDER)
                                                                 ------------------------------------------------
                                                                 ------------------------------------------------
                                                                 ------------------------------------------------
                                                                                (NAME OF COMPANY)
------------------------------------------------------------
(SIGNATURE OF RECORD HOLDER)
                                                                 ------------------------------------------------
                                                                 ------------------------------------------------
                                                                 ------------------------------------------------
                                                                 (GENERAL MANAGER)                (SIGNATURE)

                                                                 ------------------------------------------------
                                                                 ------------------------------------------------
                                                                 ------------------------------------------------
                                                                 (NAME OF SECRETARY/DIRECTOR)      (SIGNATURE)

  (The space above should be used to witness as appropriate)

3. NAME(S) AND ADDRESS

     Complete Box 3 with the full name and address of the sole or first named registered holder together with the names of all other joint holders (if any) in BLOCK CAPITALS.

FULL NAME(S) AND ADDRESS

                                                           BOX 3

 FIRST REGISTERED HOLDER     JOINT REGISTERED         JOINT REGISTERED       JOINT REGISTERED
                                HOLDER(S)                HOLDER(S)              HOLDER(S)

 1. First Name(s) ______ 2. First Name(s) ______  3. First Name(s) ______  4. First Name(s) ______  5. Corporation(s) ______

 (Mr. Mrs. Miss Title)   (Mr. Mrs. Miss Title)    (Mr. Mrs. Miss Title)    (Mr. Mrs. Miss Title)    Name of Corporation

 Last Name _____________ Last Name _____________  Last Name ______________ Last Name _____________
 _______________________ _______________________  ________________________ _______________________

 Address _______________ Address _______________  Address ________________ Address _______________  Address ________________
________________________ ________________________ ________________________ ________________________ ________________________
________________________ ________________________ ________________________ ________________________ ________________________

 Zip Code ______________ Zip Code _______________ Zip Code _______________ Zip Code                 Zip Code _______________


 In case of questions please state daytime telephone number_____________________

4. ALTERNATIVE ADDRESS

     Insert in Box 4 the name and address of the person or agent (for example, your bank) to whom you wish the consideration or returned documents to be sent if not the same as in Box 3. Complete this Box if you wish the consideration and/or other documents to be sent to someone other than the first-named registered holder at the address set out in Box 3.

___________________________________________________
                       BOX 4

___________________________________________________


Name ______________________________________________
___________________________________________________
___________________________________________________

Address ___________________________________________
___________________________________________________
___________________________________________________
___________________________________________________
___________________________________________________
___________________________________________________
___________________________________________________

Daytime telephone number __________________________

___________________________________________________

ADDITIONAL NOTES REGARDING THE COMPLETION AND SUBMISSION OF THIS FORM

     In order to be effective, this Form must, except as mentioned below, be executed personally by the registered holder or, in the case of a joint holding, by the representative of ALL the joint holders as provided for in Article 23 of Law 18.046 of the Chilean Companies Law and all signatures must be independently witnessed as provided for in Article 15 of the Regulations of the Chilean Companies Law (the 'RULES'). A corporation must execute this Form by means of its General Manager signing on its behalf or by executing this Form as a deed in any other manner permitted by its by laws or other regulations.

     In order to avoid delay and inconvenience to yourself, the following points may assist you:

1. IF THE SOLE HOLDER HAS DIED

     If the lawful successors in the ownership of the Shares have been registered with the Company (in its Shareholders Registry) in the manner provided for in Article 18 of the Rules, this Form must be signed by such holder of record and witnessed as provided for in Article 15 of the Rules and sent to or delivered by hand to the Receiving Agent at its address together with the Titulo(s) and the duly signed Traspaso with the number of shares IN BLANK. If the lawful successors in the ownership of the Shares have not been registered with the Company (in its Shareholders Registry) all the prospective heirs should sign this Form witnessed as provided for in Article 15 of the Rules and forward it together with the Titulo(s) and a duly signed Traspaso with the number of Shares IN BLANK and in addition the relevant auto de posesion efectiva (probate), all to be sent to or delivered by hand to the Receiving Agent (OR BY HAND ONLY TO BANCHILE) at its address set forth on the cover of this Form before the consideration due can be forwarded to the personal representative(s).

2. IF ONE OF THE JOINT HOLDERS IN A JOINT ACCOUNT HAS DIED

     This Form must be signed by all the surviving holders together with all prospective heirs as listed in the auto de posesion efectiva, or the executor, in such case and sent to or delivered by hand to the Receiving Agent (OR BY HAND ONLY TO BANCHILE) together with the Titulo(s), a duly signed Traspaso with the number of Shares IN BLANK and, in addition, the relevant auto de posesion efectiva (probate) of the deceased.

3. IF YOUR TITULO(S) IS/ARE HELD BY YOUR STOCKBROKER, BANK OR SOME OTHER AGENT

     You should either obtain from your stockbroker, bank or other agent the Titulo(s) in your name and submit it to the Receiving Agent (OR BY HAND ONLY TO BANCHILE) together with the Traspaso with the number of Shares IN BLANK and the Form duly signed or, alternatively, you should instruct your stockbroker, bank or other agent to tender your Shares in the manner specified above.

4. IF YOUR SHARES ARE DEPOSITED WITH THE DCV

     The completed Form, together with a duly signed Traspaso with the number of Shares IN BLANK together with: (i) a letter to the DCV instructing the DCV to perform a book-entry transfer in favor of the Purchaser for such number of Shares as may be specified in accordance herewith; and (ii) the certificate issued by the DCV evidencing the number of Shares held in deposit with such facility and indication that they are free and clear of liens, pledges or encumbrances, should be sent to or submitted by hand to the Receiving Agent (OR BY HAND ONLY TO BANCHILE) at their address set forth on the cover of this Form.

5. IF YOU HAVE LOST ANY OF YOUR SHARE CERTIFICATES

     The completed Form, together with any Titulo(s) which you have available, should be sent to or delivered by hand to the Receiving Agent (OR BY HAND ONLY TO BANCHILE) at its address set forth on the cover of this Form, accompanied by a letter stating that you have lost one or more of your Titulo(s). You should then follow the procedures provided for in Article 21 of the Rules and, when completed, ask the Company for a substitute Titulo.

6. IF A HOLDER IS AWAY FROM HOME (E.G., ABROAD OR ON HOLIDAY) OR IF THIS FORM IS BEING SIGNED UNDER A POWER OF ATTORNEY

     Send this form by the quickest means (e.g., air mail) to the holder for execution or, if the holder has executed a Power of Attorney, have this Form signed by the Attorney. The completed Form together with the Titulo(s) and duly signed Traspaso with the number of Shares IN BLANK should be deposited with the Receiving Agent or with Banchile, at its address set forth on the cover of this Form, accompanied by the Power of Attorney (or a duly certified copy thereof). The Power of Attorney (or a duly certified copy thereof) will be submitted for registration by the Receiving Agent or by Banchile and returned as directed. No other signatures are acceptable.

7. IF YOUR NAME OR ANY OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE SHARE CERTIFICATE(S), FOR EXAMPLE:


(a) Name on the certificate(s)......................................................... James Smith
    Correct Name....................................................................... James Smyth

     Complete this Form with the correct name and submit it accompanied by a letter from your bank, stockbroker or lawyer confirming that the person described on the certificate(s) and the person who signed this Form are one and the same.

     (b) Incorrect address

     Write the correct address in Box 3 on this Form.

     (c) Change of name

     If you have changed your name, submit a certified copy of your Marriage Certificate or other documents or, in the case of a corporation, a Certificate of Incorporation or other evidence of the change of name with this Form for noting.

8. IF YOU HAVE SOLD OFF ALL YOUR HOLDING

     You should send this Form at once to the stockbroker, bank or other agent through whom the sale was effected for transmission to the Purchaser.

     THE CONSIDERATION DUE TO YOU UNDER THE U.S. OFFER CANNOT BE SENT TO YOU UNTIL ALL RELEVANT DOCUMENTS HAVE BEEN PROPERLY COMPLETED AND SENT TO OR DEPOSITED WITH THE RECEIVING AGENT OR WITH BANCHILE. NOTWITHSTANDING THAT NO TITULO(S) AND/OR OTHER DOCUMENT(S) OF TITLE IS/ARE DELIVERED WITH IT, THIS FORM, IF OTHERWISE VALID, ACCOMPANIED BY THE APPROPRIATE ENDORSEMENT OR CERTIFICATE SIGNED ON BEHALF OF THE TRANSFER AGENT OF THE COMPANY WILL BE TREATED AS A VALID ACCEPTANCE OF THE U.S. OFFER.

                                                                    EXHIBIT 1

                               TRASPASO DE ACCIONES

Senor Gerente de _______________________________________________________________
Sirvase Ud. hacer traspasar ___________________
acciones de la _________________________________________________________________
de ___________ propiedad, segun titulos No. ____________________________________
las que he enajenado a _________________________________________________________
                            NOMBRES        APELLIDO PATERNO     APELLIDO MATERNO

al precio de $ _____________ por cada accion.



               TESTIGOS                 Santiago, ___________ de ___________ de 199_
                                        ____________________________________________
Nombre       _______________________     NOMBRE DEL VENDEDOR O SU REPRESENTANTE
Firma        _______________________         (COMPLETO Y EN LETRA CLARA)
Domicilio    _______________________
                                        ____________________________________________
                                           FIRMA DEL VENDEDOR O SU REPRESENTANTE

Testigo No. 1

                                        R.U.T.No. ___________________________________
                                        Rol de la cause No. ______ Juzgado __________
Nombre       _______________________          (Lienase solo cuando corresponde)
Firma        _______________________    Por el probante acepto el traspaso precedente y asimismo los estatutos
Domicilio    _______________________
                                        de la _______________________________________

Testigo No. 2


                TESTIGOS                Santiago, ___________ de ___________ de 199_

Nombre       _______________________    ____________________________________________
Firma        _______________________                    FIRMA DEL COMPRADOR
Domicilio    _______________________    R.U.T. No. _________________________________

Testigo No. 1                           Domicilio __________________________________
                                        Comuna ________  Ciudad ____________________
                                        Casilla No. ___  Telefono No. ______________
                                        Nacionalidad ___ Estado Civil ______________
Nombre       _______________________    Nombre del Conyuge _________________________
Firma        _______________________
Domicilio    _______________________

Testigo No. 2


                      ADQUIRIENTE O COMPRADOR SOLICITA:


  1. Que la Sociedad tenga a su disposicion el titulo correspondiente a las [ ] acciones adquiridas o compradas dentro del plazo de 6 dias habiles contados desde la fecha de recepcion del traspaso.

  2. Que la Sociedad no emita el titulo, en el plazo establecido en el No. 1 [ ] precedente, sin perjuicio de la inscripcion del traspaso correspondiente, y del derecho a solicitar el titulo cuando lo considere oportuno.

     Esta nota se transcribe en virtud de lo estipulado, en la Circular No. 688 de la Superintendencia de Valores y Seguros de facha 13 de Febrero de 1987.

                        PARA USO INTERNO DE LA COMPANIA

       SE CANCELO - SE SALDO                                            SE EMITIO

Titulo No. __________ por ____________________ (acciones)  Titulo No. __________ por ____________________ (acciones)
________________________________________________________  __________________________________________________________
________________________________________________________  __________________________________________________________

   Fecha de recepcion                                     Santiago, ________ de ___________   ______________ de 199_
                                                          __________________________________________________________
                                                                             FIRMA AUTORIZADA



Todas las anotaciones del Traspaso deben escribirse completas, con tinta y letra clara, sin lo cual no se le dara curso.

IMPORTANTE:                                                           FIRMA     _____________________________
Total comprador debera firmar este recorte. Las mujeres casadas en    DIRECCION _____________________________
comunidad deberan hacerlo conjuntamento con su conyuge. Se            COMUNA ___________  CIUDAD ____________
encarece el cumplimento de esta exigencia por ser indispensable       R.U.T.: _______________________________
para el Registro de Firmas.


                                                                       EXHIBIT 1

PLEASE NOTE THAT THIS ENGLISH LANGUAGE TRANSLATION OF "TRASPASO DE ACCIONES" IS PROVIDED FOR YOUR INFORMATION ONLY. TO BE EFFECTIVE, THE ORIGINAL SPANISH LANGUAGE TRASPASO MUST BE COMPLETED AND SIGNED.

                               TRANSFER OF SHARES


I hereby advise the manager of _________________________________________________
to transfer ____________________________________________________________________
shares of the __________________________________________________________________
owned by _______________________________________________________________________
as recorded in certificate no. _________________________________________________
and which I have conveyed to____________________________________________________
                                        FIRST NAME             LAST NAME

at a price of $ _____________ for each share.


               WITNESSES                In __________________ on ______________ 199_
                                        ____________________________________________
Name         _______________________           NAME OF SELLER OR SELLER'S AGENT
Signature    _______________________               (Print Full Name Clearly)
Address      _______________________
                                        ____________________________________________
                                            SIGNATURE OF SELLER OR SELLER'S AGENT
WITNESS 1

                                        Passport or I.D. No. ________________________

                                        Case No. ___________ Jurisdiction __________
Name         _______________________             (Complete only if applicable)
Signature    _______________________    I hereby accept the above transfer as well as the bylaws of the company
Address      _______________________

WITNESS 2


                WITNESSES               In __________________ on ______________ 199_



Name         _______________________    ____________________________________________
Signature    _______________________               SIGNATURE OF BUYER
Address      _______________________    Passport or I.D. NO. _______________________
                                        Street Address _____________________________
WITNESS 1                               City ________________ State  _______________
                                        P.O. Box________________Phone No.___________
                                        Nationality ________ Marital Status ________
Name         _______________________    Name of Spouse _____________________________
Signature    _______________________
Address      _______________________

WITNESS 2

                      ACQUIRER OR BUYER REQUESTS:

1.   That the company make the certificate for the purchased or acquired     [ ]
     shares available no later than 6 business days following the date of receipt of the notice of transfer.
2.   That the Company not issue the certificate within the term specified    [ ]
     under No. 1, above, without detriment to registration of the transfer or the right to request the certificate in due course.
     This notice is made under the provisions stipulated in Memorandum No. 688 issued by the Securities and Insurance Examiner on February 13, 1987.

                       FOR INTERNAL COMPANY USE


                    SETTLED-PAID                                            ISSUED
------------------------------------------------------------------------------------------------------------------
Certificate No. __________ for  ______________(shares)      Certificate No. __________ for  ______________(shares)
  ___________________________________________________       ______________________________________________________
  ___________________________________________________       ______________________________________________________

------------------------------------------------------------------------------------------------------------------
                                                            In _____________ on ___________ ________________, 199_

     Date of Receipt


All ENTRIES ON THIS FORM MUST BE FILLED IN COMPLETELY IN INK AND PRINTED CLEARLY FOR THE TRANSFER TO BE EFFECTIVE.

IMPORTANT:                                                                    SIGNATURE _____________________________
All buyers must sign this form. Spouses subject to community property         STREET ADDRESS ________________________
must each sign. Compliance with this requirement is strongly recom-           CITY _____________  STATE _____________
mended, as it is required for the Signature Registry.                         PASSPORT OF I.D. NO. __________________

                               PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK OR ITS AGENT
-----------------------------------------------------------------------------------------------------------------------
   SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT         Social security number or
   FORM W-9                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        Employer identification number
   DEPARTMENT OF THE                                                                     _________________________
   TREASURY                      --------------------------------------------------------------------------------------
   INTERNAL REVENUE SERVICE      PART 2 -- Awaiting TIN [ ]

   PAYOR'S REQUEST FOR TAXPAYER
   IDENTIFICATION NUMBER
   ('TIN')
-----------------------------------------------------------------------------------------------------------------------
   PART 3 -- CERTIFICATION -- Under the penalties of perjury, I certify that:

   (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be assigned to me), and
   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

   Certification Information -- You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax returns.
   However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

   Name ...............................................................................................................
                                                      (PLEASE PRINT)

   Name ...............................................................................................................
                                                   (INCLUDING ZIP CODE)

   Signature ..................................................  Date .................................................

    ...................................................................................................................

                            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                                             IN PART 2 OF SUBSTITUTE FORM W-9
                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a)
   I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
   Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this
   Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Receiving Agent with a properly certified taxpayer identification number will be subject to a 31%
   back-up withholding tax.

   Signature ..................................................  Date .................................................


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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